UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2015

MeadWestvaco Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South 5th Street, Richmond, Virginia 23219-0501

(Address of principal executive offices)

(804) 444-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 8, 2015, MeadWestvaco Corporation (the “Company” or “MeadWestvaco”) issued a press release announcing a plan to separate its Specialty Chemicals business from the rest of the Company. On January 26, 2015, the Company announced it has entered into a Business Combination Agreement with Rock-Tenn Company to create a leading global provider of consumer and corrugated packaging (“TopCo”). The separation of the Specialty Chemicals business is expected to be executed by means of a tax-free spinoff to the shareholders of TopCo (the “Spinoff”). The Spinoff is expected to be completed by the end of 2015.

The unaudited pro forma interim consolidated financial statements of MeadWestvaco (the “Pro Formas”) are attached hereto as Exhibit 99.1. The Pro Formas give effect to the Spinoff of MeadWestvaco’s Specialty Chemicals business. The pro forma statement of operations for the three months ended March 31, 2015 is based on the historical consolidated financial statements of the Company giving effect to the Spinoff as if it had occurred on January 1, 2015. The pro forma balance sheet as of March 31, 2015 is based on the historical consolidated financial statements of the Company giving effect to the Spinoff as if it had occurred on March 31, 2015.

The Pro Formas illustrate the financial characteristics of the Spinoff under one set of assumptions and do not purport to represent the results of operations and financial condition that actually would have been if the events described above occurred as of the dates indicated, or what such results of operations and financial condition would be for any future periods. The Pro Formas should be read in conjunction with (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, (ii) the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2015, and (iii) the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on February 27, 2015 presenting unaudited pro forma consolidated financial statements giving effect to the Spinoff as if it had occurred on January 1, 2012 for the pro forma consolidated statements of operations and on December 31, 2014 for the pro forma consolidated balance sheets.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma interim consolidated statement of operations of the Company for the three months ended March 31, 2015 and the unaudited pro forma consolidated balance sheet of the Company as of March 31, 2015 are attached hereto as Exhibit 99.1.

(d) Exhibits

Exhibit Number	Description

99.1	Unaudited Pro Forma Interim Consolidated Financial Statements of MeadWestvaco Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADWESTVACO CORPORATION

	By:	/s/ John J. Carrara
Date: May 12, 2015		John J. Carrara
Assistant Secretary

Exhibit Index

Exhibit Number	Description

99.1	Unaudited Pro Forma Interim Consolidated Financial Statements of MeadWestvaco Corporation